                                  EXHIBIT INDEX

Exhibit     Description of Document
Number

EX-99.a1    Articles of Incorporation of American Century Variable Portfolios
            II, Inc. (filed as Exhibit a1 to the Initial Registration Statement on Form N-1A of the Registrant, File No. 333-46922, filed on
            September 29, 2000, incorporated herein by reference).

EX-99.a2    Articles Supplementary of American Century Variable Portfolios II,
            Inc. dated January 4, 2001 (filed as Exhibit a2 to Pre-Effective
            Amendment No. 2 to the Registration Statement of the Registrant,
            File No. 333-46922, filed on January 9, 2001 and incorporated herein by reference).

EX-99.b     By-Laws of American Century Variable Portfolios II, Inc. (filed as
            Exhibit b1 to Pre-Effective Amendment No. 2 to the Registration
            Statement of the Registrant, File No. 333-46922, filed on January 9,
            2001 and incorporated herein by reference).

EX-99.d1    Investor Class Management Agreement between American Century
            Variable Portfolios II, Inc. and American Century Investment
            Management, Inc. dated August 1, 1997 (filed as Exhibit 5 of
            Post-Effective Amendment No. 33 to the Registration Statement on
            Form N-1A of American Century Government Income Trust, filed July
            31, 1997, File No. 2-99222 and incorporated herein by reference).

EX-99.d2    Amendment to the Investor Class Management Agreement between
            American Century Variable Portfolios II, Inc. and American Century
            Investment Management, Inc. dated March 31, 1998 (filed as Exhibit
            5b of Post-effective Amendment No. 23 of the Registration Statement on Form N-1A of American Century Municipal Trust, File No. 2-91229
            filed March 26, 1998 and incorporated herein by reference).

EX-99.d3    Amendment to the Investor Class Management Agreement between
            American Century Variable Portfolios II, Inc. and American Century
            Investment Management, Inc., dated July 1, 1998 (filed as Exhibit d3 of Post-Effective Amendment No. 39 to the Registration Statement on
            Form N-1A of American Century Government Income Trust, filed on July
            28,1999 File No. 2-99222 and incorporated herein by reference).

EX-99.d4    Amendment No. 1 to the Management Agreement between American Century
            Variable Portfolios II, Inc. and American Century Investment
            Management, Inc. (filed as Exhibit d4 to Post-Effective Amendment
            No. 30 to the Registration Statement of American Century California
            Tax-Free and Municipal Funds, File No. 2-82734, filed on December
            29, 2000 and incorporated herein by reference).

EX-99.e1    Distribution Agreement between American Century Variable Portfolios
            II, Inc. and American Century Investment Services, Inc. dated March
            13, 2000 (filed as Exhibit e7 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of American Century World
            Mutual Funds, Inc., File No. 33-39242, filed on March 30, 2000, and incorporated herein by reference).

EX-99.e2    Amendment No. 1 to the Distribution Agreement between American
            Century Variable Portfolios II, Inc. and American Century Investment
            Services, Inc. dated June 1, 2000 (filed as Exhibit e9 to
            Post-Effective Amendment No. 19 to the Registration Statement on
            Form N-1A of American Century World Mutual Funds, Inc., File No.
            33-39242, filed on May 25, 2000, and incorporated herein by reference).

EX-99.e3    Amendment No. 2 to the Distribution Agreement between American
            Century Variable Portfolios II, Inc. and American Century Investment
            Services, Inc. dated November 20, 2000 (filed as Exhibit e10 to
            Post-Effective Amendment No. 29 to the Registration Statement on
            Form N-1A of American Century Variable Portfolios, Inc., File No.
            33-14567, filed on December 1, 2000, and incorporated herein by reference).

EX-99.g1    Global Custody Agreement between The Chase Manhattan Bank and the
            Twentieth Century and Benham Funds, dated August 9, 1996 (filed as
            Exhibit 8 to Post-Effective Amendment No. 31 to the Registration
            Statement on Form N-1A of American Century Government Income Trust,
            File No. 2-99222, filed on February 7, 1997, and incorporated herein by reference).

EX-99.g2    Amendment to Global Custody Agreement between The Chase Manhattan
            Bank and the Twentieth Century and Benham Funds, dated December 9,
            2000 (filed as Exhibit g2 to Pre-Effective Amendment No. 2 to the
            Registration Statement of the Registrant, File No. 333-46922, filed on January 9, 2001, and incorporated herein by reference).

EX-99.g3    Master Agreement by and between Twentieth Century Services, Inc. and
            Commerce Bank, N.A. dated January 22, 1997 (filed as Exhibit 8e to
            Post-Effective Amendment No. 76 to the Registration Statement on
            Form N-1A of American Century Mutual Funds, Inc., File No. 33-14213,
            filed on February 28, 1997, and incorporated herein by reference).

EX-99.h1    Transfer Agency Agreement American Century Variable Portfolios II,
            Inc. and American Century Services Corporation, dated August 1, 1997
            (filed as Exhibit 9 to Post-Effective Amendment No. 33 to the
            Registration Statement on Form N-1A of American Century Government
            Income Trust, File No. 2-99222, filed July 31, 1997, and
            incorporated herein by reference).

EX-99.h2    Amendment dated March 9, 1998 to the Transfer Agency Agreement between American Century Variable Portfolios II, Inc. and American
            Century Services Corporation (filed as Exhibit 9 to Post-Effective
            Amendment No. 23 to the Registration Statement on Form N-1A of the
            American Century Municipal Trust, File No. 2-91229, filed March 26,
            1998, and incorporated herein by reference).

EX-99.h3    Amendment No. 1 dated June 29, 1998 to the Transfer Agency Agreement between American Century Variable Portfolios II, Inc. and American
            Century Services Corporation (filed as Exhibit b9b to Post-Effective
            Amendment No. 23 to the Registration Statement on Form N-1A of
            American Century Quantitative Equity Funds, File No. 33-19589, filed
            June 29, 1998, and incorporated herein by reference).

EX-99.h4    Amendment No. 2 dated November 20, 2000 to the Transfer Agency
            Agreement between American Century Variable Portfolios II, Inc. and
            American Century Services Corporation (filed as Exhibit h4 to
            Post-Effective Amendment No. 30 to the Registration Statement of
            American Century California Tax-Free and Municipal Funds, filed on
            December 29, 2000, File No. 2-82734, and incorporated herein by reference).

EX-99.h5    Credit Agreement between American Century Funds and The Chase
            Manhattan Bank as Administrative Agent dated December 19, 2000
            (filed as Exhibit h5 to Post-Effective Amendment No. 33 to the
            Registration Statement of American Century Target Maturities Trust
            on January 31, 2001, File No. 2-94608, incorporated herein by reference).

EX-99.i     Opinion and Consent of Counsel (filed as Exhibit i to the Initial
            Registration Statement on Form N-1A of the Registrant, File No.
            333-46922, filed on September 29, 2000, incorporated herein by reference).

EX-99.j1    Consent of PricewaterhouseCoopers LLP.

EX-99.j2    Power of Attorney dated September 15, 2000 (filed as Exhibit j2 to the Initial Registration Statement on Form N-1A of the Registrant,
            File No. 333-46922, filed on September 29, 2000, incorporated herein by reference).

EX-99.p     American Century Investments Code of Ethics (filed as Exhibit p1 to
            Post-Effective Amendment No. 30 to the Registration Statement of
            American Century California Tax-Free and Municipal Funds, filed on
            December 29, 2000, File No. 2-82734, incorporated herein by reference).